UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2012

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                                          Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

The unaudited condensed consolidated financial statements of Atria Senior Living Group, Inc. (“Atria”) and One Lantern Inc (“One Lantern”) as of and for the three months ended March 31, 2011 were filed as Exhibits 99.1 and 99.2, respectively, to Ventas, Inc.’s Current Report on Form 8-K, filed on May 9, 2011.

The unaudited condensed consolidated financial statements of Nationwide Health Properties, Inc. (“NHP”) as of and for the six months ended June 30, 2011 were filed as Exhibit 99.1 to Ventas, Inc.’s Current Report on Form 8-K, filed on November 25, 2011.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statement of income of Ventas, Inc. (“Ventas”) for the year ended December 31, 2011, giving effect to the Atria, One Lantern and NHP acquisitions, is filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(b) by reference.

(c)          Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated statement of income of Ventas, Inc. for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: March 30, 2012	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated statement of income of Ventas, Inc. for the year ended December 31, 2011.